                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report:  June 21, 1996



                             COMERICA INCORPORATED
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                    1-10706                   38-1998421
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    (State or other           (Commission               (I.R.S. Employer
     jurisdiction of           File Number)              Identification Number)
     incorporation)

Comerica Tower at Detroit Center                                 48226
Detroit, Michigan
- --------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


                                (313) 222-3300
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              (Registrant's telephone number, including area code)


                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             Comerica Incorporated
                                             (Registrant)


                                             BY: /s/ Mark W. Yonkman
                                             ----------------------------------
                                             Name: Mark W. Yonkman
                                             Title:   Vice President and
                                                      Assistant Secretary



Dated:   July 3, 1996

Item 5.  Other Events.

            On June 18, 1996, Comerica Incorporated (the "Company") authorized the sale of and established the terms of 5,000,000 shares of its Fixed/Adjustable Rate Noncumulative Preferred Stock, Series E (the "Series E Preferred Stock") under Registration No. 33-04297. The Company entered into an Underwriting Agreement dated June 18, 1996 with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated (the "Underwriters") whereby the Underwriters severally agreed to purchase, and the Company agreed to sell to them, severally, the respective number of shares of Series E Preferred Stock set forth in the Underwriting Agreement. Delivery of the Series E Preferred Stock was made on June 21, 1996 against payment therefor.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

         The following exhibits are filed as part of this report:

 Exhibit No.                       Exhibit
 -----------                       -------
 1(b)                              Underwriting Agreement dated June 18, 1996 by and between
                                   Company and  Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan
                                   Stanley & Co. Incorporated

 4(d)                              Certificate of Designation for Fixed/Adjustable Rate Noncumulative
                                   Preferred Stock, Series E

 5                                 Opinion of Bodman, Longley & Dahling LLP


                                 EXHIBIT INDEX

 Exhibit No.      Exhibit
 -----------      -------
 1(b)             Underwriting Agreement dated June 18,
                  1996 by and between Company and
                  Merrill Lynch, Pierce, Fenner &
                  Smith Incorporated and Morgan
                  Stanley & Co. Incorporated

 4(d)             Certificate of Designation for
                  Fixed/Adjustable Rate Noncumulative
                  Preferred Stock, Series E

 5                Opinion of Bodman, Longley &
                  Dahling LLP
